File Nos. 033-15253

811-05221

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 41	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 43

SELIGMAN PORTFOLIOS, INC.

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)(zip code)

Registrant’s Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	on October 1, 2008 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

October 1, 2008

Seligman

Portfolios, Inc.

Seligman Large-Cap Value Portfolio

Class 2 Shares

A Value Approach to Seeking Long-Term Capital Appreciation

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

SPLCV2 10/2008 C2

For More Information	back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Large-Cap Value Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options, rights, and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions , expropriation, investment and repatriation restrictions, and settlement and custody risks. Investments in illiquid securities involve the risk that the securities cannot be sold in a timely fashion, at a reasonable price, or at all. Thus, the Portfolio may be unable to sell the securities at a time when doing so may be advantageous, or may be unable to do so without incurring a loss. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into

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common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

Class 2 shares of the Portfolio are new and, as such, Class 2 shares do not have any past performance. The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of the Portfolio’s Class 1 shares (which are not offered in this Prospectus) has varied from year to year, as well as how its performance compares to four measures of performance. (Class 2 shares would have substantially similar annual returns as Class 1 shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class 1 shares do not pay 12b-1 fees). How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Total returns will vary between Class 1 shares and Class 2 shares due to the shareholder servicing and distribution (12b-1) fees applicable to Class 2 shares. Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of the shareholder servicing and distribution (12b-1) fees associated with Class 2 shares or the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these fees and charges were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 20.59% – quarter ended 6/30/03.

Worst quarter return: -25.59% – quarter ended 9/30/02.

Year-to-date return (as of June 30, 2008): -12.04%.

Class 1 Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 5/1/98
Seligman Large-Cap Value Portfolio, Class 1	9.43%	16.44%	5.19%
S&P 500 Index	5.50	12.81	4.49
Russell 1000 Value Index(1)	(0.17)	14.62	6.52
Lipper Large-Cap Value Funds Average(1)	2.25	13.09	5.30	(2)
Lipper Multi-Cap Value Funds Average(1)	0.08	13.72	6.43	(2)

(1)

The S&P 500 Index, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of distributions, if any. The Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average do not reflect any fees, sales charges or taxes, and the Russell 1000 Value Index and S&P 500 Index do not reflect any expenses, fees, sales charges or taxes. The Lipper Large-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion at December 31, 2007). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Multi-Cap Value Funds Average is an average of funds, that by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) over 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. As of the date of this Prospectus, Lipper classifies the Portfolio as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.

(2)	From April 30, 1998.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.71%
Total Gross Operating Expenses(1)	1.76%
(1) Less Fee Waiver/Expense Reimbursement	(0.09)%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	1.67%

(2)    “Other Expenses” have been estimated by Seligman because Class 2 shares are a newly offered Class. The estimate is based on $5 million of average net assets in Class 2 shares. Through at least April 30, 2010, Seligman has contractually agreed to waive its management fee and/or to reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.62% per annum of the Portfolios’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$170	$540	$941	$2,061

Management of the Fund

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio’s investment objective and strategies, and administers the Portfolio’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer 59 investment portfolios with approximately $10.1 billion in assets as of March 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2008 of approximately $7.8 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets, as follows: 0.80% on first $500 million; 0.70% on next $500 million; and 0.60% thereafter. For the year ended December 31, 2007, the Portfolio paid Seligman a management fee equal to an annual rate of 0.80% of its average daily net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the continuance of the investment management agreement between the Fund (Class 1 shares only, which are not offered herein; Class 2 shares are a newly offered Class) and Seligman is available in the Fund’s Annual Report, dated December 31, 2007.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire Seligman in a transaction that is likely to close in the fourth quarter of 2008. Under the Investment Company Act of 1940, consummation of the acquisition of Seligman by RiverSource Investments, LLC (“RiverSource”), an affiliate of Ameriprise, will result in a change of control of Seligman and an assignment and automatic termination of the Fund’s management agreement with Seligman. At a meeting on July 29, 2008, the Board of Directors approved a new investment management services agreement for the Fund with RiverSource and a new administration agreement with Ameriprise. The new investment management services agreement will be presented to the shareholders of the Portfolio for their approval.

Portfolio Management

The Portfolio is managed by Seligman’s Value Team, headed by Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of its Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund.

Richard S. Rosen, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of its Seligman Large-Cap Value Fund and Seligman Smaller-

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Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by the Portfolio Team and the Portfolio Team’s ownership of securities of the Portfolio.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. (“Seligman Advisors”) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. To the extent that the Portfolio invests in securities that are primarily traded on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of such portfolio securities may change on days when you may not be able to buy or sell Portfolio shares.

Securities owned by a Portfolio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary week-end and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, the principal underwriter of the Portfolio’s shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of a Contract owner’s investment and may cost you more than other types of sales charges.

Frequent Trading of Portfolio Shares

As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are

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designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity Seligman Advisors deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a “Sponsoring Entity”) with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, Seligman Advisors cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although Seligman Advisors will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, Seligman Advisors may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.

To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio’s ability to pursue its investment objective and may reduce the returns of long- term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio’s operating costs and decrease such Portfolio’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Portfolio investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

9

Financial Highlights

Class 2 shares are a newly offered Class, so financial highlights are not yet available. The table below describes the performance of the Portfolio’s Class 1 shares (which are not offered in this Prospectus) for the past five years, and is intended to help you understand the financial performance of the Portfolio’s Class 1 shares. (Class 2 shares would have substantially similar returns as Class 2 shares because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that Class 1 shares do not pay 12b-1 fees.) Certain information reflects financial results for a single Class 1 share of the Portfolio that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect the effect of the shareholder servicing and distribution (12b-1) fees associated with Class 2 shares or any administration fees or sales charges imposed by the Contracts on their owners. If such fees and charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the year ended December 31, 2007 (this information for the six-month period ended June 30, 2008 is unaudited). Their report, along with the Portfolio’s financial statements, is included in the Fund’s 2007 annual report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm.

	Six Months Ended June 30, 2008	Year ended December 31,
		2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$14.29	$13.15	$11.67	$10.65	$9.27	$7.02
Income (loss) from investment operations:
Net investment income	0.03	0.07	0.08	0.07	0.09	0.11
Net realized and unrealized gain on investments	(1.75)	1.17	1.50	1.06	1.41	2.27
Total from investment operations	(1.72)	1.24	1.58	1.13	1.50	2.38
Less distributions:
Dividends from net investment income	—	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)
Total distributions	—	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)
Net asset value, end of year	$12.57	$14.29	$13.15	$11.67	$10.65	$9.27
Total Return	(12.04)%	9.43%	13.57%	10.63%	16.25%	33.91%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,934	$3,857	$4,596	$5,190	$5,342	$5,456
Ratio of expenses to average net assets	1.55% †	1.42%	1.32%	1.34%	1.26%	1.18%
Ratio of net investment income to average net assets	0.40% †	0.51%	0.67%	0.65%	0.89%	1.34%
Portfolio turnover rate	10.42%	10.83%	14.17%	27.35%	15.09%	16.60%
Without expense reimbursement:* Ratio of expenses to average net assets						1.29%
Ratio of net investment income to average net assets						1.23%

*	Seligman either voluntarily and/or contractually reimbursed expenses and/or waived management fees for certain years presented.
†	Annualized.

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

SELIGMAN PORTFOLIOS, INC.

Statement of Additional Information

October 1, 2008

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2783

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Portfolios, Inc. (the “Fund”), dated May 1, 2008, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, three separate Prospectuses, each dated May 1, 2008, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and five separate Prospectuses offering Class 2 shares, with four dated May 1, 2008, for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio and one dated October 1, 2008 for Seligman Large-Cap Value Portfolio. Each of the Portfolios named above is referred to as a “Portfolio” and collectively, such Portfolios are referred to as the “Portfolios”, each a separate portfolio of the Fund. This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio’s Prospectuses in its entirety. It should be read in conjunction with each of the Portfolio’s Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers, respectively.

The financial statements and notes included in the Fund’s 2007 Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, and the financial statements and notes included in the Fund’s Mid-Year Report dated June 30, 2008, are incorporated herein by reference. The 2007 Annual Report and June 30, 2008 Mid-Year Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

SPIA

Fund History

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund’s name was changed to Seligman Portfolios, Inc. on April 15, 1993.

Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following nine separate Portfolios:

Seligman Capital Portfolio	Seligman International Growth Portfolio
Seligman Cash Management Portfolio	Seligman Investment Grade Fixed Income Portfolio
Seligman Common Stock Portfolio	Seligman Large-Cap Value Portfolio
Seligman Communications and Information Portfolio	Seligman Smaller-Cap Value Portfolio
Seligman Global Technology Portfolio

Shares in the Fund’s Portfolios are only being offered to: (1) separate accounts (“Accounts”) established by participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”) and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 (“Qualified Plans” or “Plans”). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying each Portfolio’s Prospectus. Qualified Plans may invest in Class 2 shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund’s Portfolios.

Investment Strategies and Risks

The Prospectuses discuss the investment objectives of each of the Fund’s Portfolios and the policies each Portfolio employs to achieve its investment objectives. The following information regarding the Fund’s Portfolios’ investment policies supplements the information contained in the Prospectuses.

Convertible Bonds. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer’s equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer’s capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer’s common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer’s discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as “CC” by Standard & Poor’s Ratings Services (“S&P”) or “Ca” by Moody’s Investors Service (“Moody’s”). Debt securities rated below investment-grade (frequently referred to as “junk bonds”) often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio’s investment objective(s).

Derivatives. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in financial instruments commonly known as “derivatives” for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio’s investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, equity linked securities, rights and warrants and access trades.

Forward Foreign Currency Exchange Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio’s securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to no more than 75% of a Portfolio’s position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, a Portfolio may enter into forward currency contracts in excess of 75% of a Portfolio’s position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio’s assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

Except as set forth above and immediately below, each Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio’s securities or other assets denominated in that currency provided the excess amount is “covered” by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a

Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small “margin deposit” and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Options. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Portfolio owns the underlying security) and covered put options (i.e., where the Portfolio maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in the Portfolio’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Portfolio’s investment portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase a Portfolio’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Portfolio may have difficulty closing out its position, in which case the Portfolio could lose money in the event of adverse price movements.

Equity-Linked Securities. Certain of the Portfolios may invest in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Portfolio may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Portfolio may also purchase ELSs in a privately negotiated transaction with the issuer of an ELS (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Portfolio may or may not hold an ELS until its maturity.

Investments in ELSs subject the Portfolio to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Portfolio wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Portfolio to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Portfolio will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Portfolio will be able to sell any ELS at such a price or at all. This may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Portfolio would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Portfolio bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Portfolio will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Portfolio’s ELSs and computing the Portfolio’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Preferred Securities. Certain of the Portfolios may invest in preferred securities. There are special risks associated with investing in preferred securities, including:

•

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Portfolio owns a preferred security that is deferring its distributions, the Portfolio may be required to report income for tax purposes although it has not yet received such income.

•

Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

•

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Portfolio.

Rights and Warrants. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio’s investment restrictions regarding such securities.

Each Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio’s net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets of each Portfolio, other than Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by each Portfolio in units or attached to securities may be deemed to have been purchased without cost.

Access Trades. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Portfolio to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Foreign Investment Risk Factors. Each of the Portfolios may invest up to 10% of its total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to (i) foreign securities held through Depositary Receipts which are traded in the US or to commercial paper and certificates of deposit issued by foreign banks, or (ii) Seligman Capital Portfolio, the 10% limit of which is described in the Fund’s

Prospectuses. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio’s investments in one country may offset potential gains from investments in another country. Diversification does not assure a profit or protect against loss in a declining market.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios’ foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Technology Investment Risk Factors. The value of the Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Other Investment Companies. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (“1940 Act”), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio’s investments in other investment companies may include investments in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Portfolio invests in other investment companies, shareholders would bear not only that Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and a Portfolio’s returns will therefore be lower. To the extent a Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

Depositary Receipts. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts (“ADRs”), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts (“EDRs”) are typically traded in Europe. Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

Illiquid Securities. Each Portfolio, other than Seligman Cash Management Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) and other securities that are not readily marketable. These include restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act. The Fund’s Board of Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors or the investment manager (as the case may be) make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. Each of the Portfolios, other than Seligman Cash Management Portfolio, which intends to invest primarily in the money market instruments described below, may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Mortgage Related Securities.

Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. Seligman Investment Grade Fixed Income Portfolio may invest in Collateralized Mortgage Obligations (“CMOs”), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called “tranches”). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Repurchase Agreements. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund’s Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

When-Issued and Forward Commitment Securities. Certain Portfolios may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. A Portfolio may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities, and may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio’s assets may fluctuate more than otherwise would be the case. For this reason, when investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of each Portfolio’s when-issued or forward commitment securities will be segregated at the Portfolio’s custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities (those segregated or otherwise), or, although a Portfolio would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Portfolio’s payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

Short Sales. Each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio may sell securities short “against-the-box.” A short sale “against-the-box” is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

Lending of Portfolio Securities. Other than Seligman Cash Management Portfolio, each of the Portfolios may lend portfolio securities to broker-dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33  1/3% of the Portfolios’ total assets taken at market value. The Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund’s custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower’s collateral.

Borrowing. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which each Portfolio may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Portfolio’s assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio’s net investment income in any given period.

Each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio’s total assets and will be made at prevailing interest rates.

Except as otherwise specifically noted above, each of the Fund’s Portfolios’ investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio’s outstanding voting securities.

Fundamental Restrictions

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio’s outstanding voting securities; restrictions 9 through 12 may be changed by the Fund’s Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1.	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2.	Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

3.	Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4.	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5.	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6.	Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

8.	Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

•	this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

•	for the purpose of this limitation, mortgage-related securities do not constitute an industry;

•

Seligman Communications and Information Portfolio will invest at least 80% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and

•

Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries or (iii) in any combination of (i) and (ii).

9.	Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio’s net assets.

10.	Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11.	Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations.

12.	Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Certain of the Portfolios’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that a Portfolio gains from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Portfolio generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Portfolio.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows a Portfolio to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33  1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits a Portfolio from making loans to affiliated persons but does not otherwise restrict a Portfolio’s ability to make loans.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund’s shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder’s meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

The Fund, on behalf of each applicable Portfolio, will provide shareholders of such Portfolio with at least 60 days prior notice of any change in such Portfolio’s “80%” investment policy of these Portfolios as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio’s investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition was one year or less are excluded from the calculation. The Portfolio’s portfolio turnover rate will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The portfolio turnover rates for each Portfolio (except Seligman Cash Management Portfolio) for the years ended December 31, 2007 and 2006 were as follows:

	Portfolio Turnover
Portfolio	2007	2006
Seligman Capital Portfolio	196.31%	202.54%
Seligman Common Stock Portfolio	117.36	95.96
Seligman Communications and Information Portfolio	199.12	181.03
Seligman Global Technology Portfolio	197.73	204.73
Seligman International Growth Portfolio	234.50	166.33
Seligman Investment Grade Fixed Income Portfolio	280.64	768.29	*
Seligman Large-Cap Value Portfolio	10.83	14.17
Seligman Smaller-Cap Value Portfolio	26.86	31.98

*	The portfolio turnover rate for Seligman Investment Grade Fixed Income Portfolio for the year ended December 31, 2006 was relatively higher than 2007 due largely to an increased level of portfolio transactions occurring in the first half of the fiscal year 2006 while under the management of the previous portfolio manager. The previous portfolio manager was more active in managing the Portfolio’s duration based upon expected movements in interest rates. During the second half of fiscal year 2006 and during fiscal year 2007 this was not the case. Conditions in the fixed income market in 2007 also contributed to a relatively lower portfolio turnover rate as compared with 2006.

Disclosure of Portfolio Holdings

Each Portfolio’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, a Portfolio’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute a Portfolio’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund’s Board of Directors, a Portfolio’s portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of a Portfolio’s portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund’s Board of Directors regarding compliance with the Fund’s policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit Seligman’s employees to release a Portfolio’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether a Portfolio owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Portfolio or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to a Portfolio’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose a Portfolio’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc., Salomon Analytics Inc., Bloomberg POM and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses a Portfolio’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS”) in connection with proxy voting services provided. Also, Seligman discloses portfolio holdings to JP Morgan Chase Bank N.A. in connection with custodial services provided by such entity. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

With respect to Seligman International Growth Portfolio (the “Subadvised Portfolio”) subadvised by Wellington Management Company, LLP (“Wellington Management”), Wellington Management has adopted the policies and procedures relating to the disclosure of portfolio holdings approved by the Fund’s Board of Directors. Currently, Wellington Management has entered into ongoing arrangements to disclose the Subadvised Portfolio’s portfolio holdings prior to the public disclosure of such information with the following third parties: Brown Brothers Harriman & Co. (daily, in connection with certain operational functions); FactSet Research Systems, Inc. (daily, in connection with analytical services); Investment Technology Group (weekly, in connection with analytical services); SSBT (daily, in connection with certain operational functions); and Broadridge Financial Solutions, Inc (daily, in connection with proxy voting services).

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Fund’s CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of a Portfolio’s portfolio holdings pursuant to these arrangements.

Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
INDEPENDENT DIRECTORS
Dr. Maureen Fonseca (52) Director****	July 2007 to Date	Head of School, The Masters School (education); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Trustee, New York State Association of Independent Schools and Greens Farms Academy (education); and Commissioner, Middle States Association (education).	59	N/A

John R. Galvin (78) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.	59	N/A

John F. Maher (64) Director	December 2006 to Date	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation ( bank holding company) and its principal subsidiary, Great Western Bank ( federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds**. From 1989 to 1999, Director, Baker Hughes (energy products and services).	59	N/A

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Frank A. McPherson (75) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	59	Director, DCP Midstream GP, LLP (natural gas processing and transporting).

Betsy S. Michel (65) Director	1988 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	59	N/A

Leroy C. Richie (66) Director	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Vibration Control Technologies, LLC (auto vibration technology); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	59	Lead Outside Director, Digital Ally, Inc. (digital imaging); and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas).

Robert L. Shafer (75) Director	1988 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	59	N/A

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
James N. Whitson (73) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television networks).	59	Director, CommScope, Inc. (manufacturer of telecommun-ications equipment);.
INTERESTED DIRECTORS
William C. Morris*** (70) Director and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	59	Chairman and Director, Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry).

Brian T. Zino*** (55) Director, President and Chief Executive Officer	Dir.: 1993 to Date Pres.: 1995 to Date CEO.: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	59	N/A
PRINCIPAL OFFICERS
John B. Cunningham (43) Vice President and Portfolio Manager	2004 to Date	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Tri-Continental Corporation (a closed-end investment company) and Seligman Income and Growth Fund, Inc., as well as Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Formerly, beginning in 2001, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management (“SBAM”) and Group Head, SBAM’s Equity Team.	N/A	N/A

Neil T. Eigen (65) Vice President and Co-Portfolio Manager	1998 to Date	Managing Director and Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc., and Seligman Services, Inc.; Vice President, Seligman Value Fund Series, Inc. and Co-Portfolio Manager of its Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. Mr. Eigen has been head of the Value Team since joining Seligman in 1997.	N/A	N/A

Francis L. Mustaro (58) Vice President and Portfolio Manager	2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Core Fixed Income Fund, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund, and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Managing Director and Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management.	N/A	N/A

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Richard S. Rosen (49) Vice President and Co-Portfolio Manager	1998 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President, Seligman Value Fund Series, Inc. and Co-Portfolio Manager of its Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.	N/A	N/A

Richard M. Parower (42) Vice President and Portfolio Manager	2002 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of Seligman Global Technology Fund.	N/A	N/A

Erik J. Voss (40) Vice President, Portfolio Manager and Co-Portfolio Manager	2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc; Vice President and Co-Portfolio Manager, Seligman Common Stock Fund, Inc., Seligman Income and Growth Fund, Inc. and Tri-Continental Corporation, and portfolio manager of one other registered investment company. Formerly, portfolio manager, Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.	N/A	N/A

Paul H. Wick (45) Vice President and Portfolio Manager	1994 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated since November 1997 and January 1995, respectively; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Vice President and Portfolio Manager, Seligman Communications and Information Fund, Inc. He joined J. & W. Seligman & Co. Incorporated in 1987 as an Associate, Investment Research.	N/A	N/A

Reema D. Shah (36) Vice President and Co-Portfolio Manager	2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund.	N/A	N/A

Ajay Diwan (42) Vice President and Co-Portfolio Manager	2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund.	N/A	N/A

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A	N/A

Thomas G. Rose (50) Vice President	2000 to Date

Managing Director, Chief Financial Officer and Treasurer,

J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.

			N/A	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date

Senior Vice President and Treasurer, Investment Companies,

J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.

			N/A	N/A

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Paul B. Goucher (39) Secretary	July 2008 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Associate General Counsel and Assistant Corporate Secretary, J. & W. Seligman & Co. Incorporated, Assistant Secretary of each of the investment companies in the Seligman Group of Funds; and Assistant Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp.	N/A	N/A

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-two registered investment companies, including the Fund.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.
****	Dr. Fonseca became a member of the Board of Directors on July 19, 2007.
†	Includes any positions (other than those in the Seligman Group of Funds or Seligman and its affiliates) held as a director of a publicly traded company, a registered broker-dealer, or a registered investment company.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met six times during the year ended December 31, 2007. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended December 31, 2007. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Portfolio’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund’s Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Portfolios and the candidate’s ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met twice during the year ended December 31, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in the Portfolios and the Seligman Group of Funds as follows:

Name	Dollar Range of Shares Owned By Director in the Portfolios	Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
INDEPENDENT DIRECTORS
Dr. Maureen Fonseca	None	$1-$10,000
John R. Galvin	None	$50,001-$100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	None	Over $100,000
Betsy S. Michel	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	None	Over $100,000
INTERESTED DIRECTORS
William C. Morris	None	Over $100,000
Brian T. Zino	None	Over $100,000

Compensation

Name and Position with Fund	Aggregate Compensation From Fund (1)	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Directors (1)(2)
Dr. Maureen Fonseca, Director(3)	$3,295	N/A	$46,861
John R. Galvin, Director	7,730	N/A	114,230
John F. Maher, Director (4)	7,817	N/A	112,817
Frank A. McPherson, Director	6,350	N/A	112,850
Betsy S. Michel, Director	6,832	N/A	119,332
Leroy C. Richie, Director	8,303	N/A	120,803
Robert L. Shafer, Director	6,833	N/A	119,333
James N. Whitson, Director	7,730	N/A	114,230

(1)	For the year ended December 31, 2007.
(2)	As of December 31, 2007, the Seligman Group of Funds consisted of twenty-three registered investment companies, including the Fund.
(3)	Dr. Fonseca became a member of the Board of Directors on July 19, 2007.
(4)	Mr. Maher is deferring his fees.

No compensation is paid by the Fund to Directors or officers who are employees of Seligman.

The Fund has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in the directors’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund’s financial statements.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Fund in the amount of $7,696 as of December 31, 2007.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund’s deferred compensation plan (except Seligman Cash Management Portfolio, which is obligated to purchase shares of the Seligman Group of Funds).

Code of Ethics

Seligman

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, knows of another’s intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions trough a broker-dealer designated by Seligman. All transactions by Employees in non-exempt securities must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management

Wellington Management, subadviser for the Subadvised Portfolio, has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolio. The Fund’s Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with such Code of Ethics annually.

A copy of the Code of Ethics of each of Seligman and Wellington Management is on public file with, and is available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

Introduction. On behalf of the Fund (other than the Subadvised Portfolio), one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in each of the Portfolio’s portfolios in accordance with Seligman’s criteria of what is in the best interests of the Portfolios’ shareholders.

The financial interest of the shareholders of each Portfolio is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Portfolios’ shareholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of each Portfolio will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Portfolios to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.	Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2.	Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.	Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.	Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.	Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing share repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management

Global Proxy Policies and Procedures

Introduction. On behalf of the Subadvised Portfolio, Wellington Management votes proxies based upon policies and procedures adopted and implemented by it that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world, including this Portfolio.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect Wellington Management’s vote decision. The criteria as described are to be read as part of the Guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policies. As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.	Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight. Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures. Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information. Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Global Proxy Voting Guidelines

Introduction. Upon a client’s written request, Wellington Management votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors: Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors: Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP): Against.

Adopt Director & Officer Indemnification: For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP): Against.

Require Board Independence: For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent: For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director: For.

Approve Directors’ Fees: For.

Approve Bonuses for Retiring Directors: Case-by-Case.

Elect Supervisory Board/Corporate Assembly: For.

Elect/Establish Board Committee: For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans: Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans: For.

Approve/Amend Bonus Plans: Case-by-Case. In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy: Case-by-Case.

Exchange Underwater Options: Case-by-Case. Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP): For.

Shareholder Approval of All Stock Option Plans (SP): For.

Disclose All Executive Compensation (SP): For.

Reporting of Results

Approve Financial Statements: For.

Set Dividends and Allocate Profits: For.

Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees: Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors: Case-by-Case.

Shareholder Approval of Auditors (SP): For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP): Against. Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans: Case-by-Case. Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. Wellington Management generally supports plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock: Case-by-Case. Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting: Against.

Increase Supermajority Vote Requirement: Against. Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision: For.

Adopt Confidential Voting (SP): Case-by-Case. Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent: Against.

Capital Structure

Increase Authorized Common Stock: Case-by-Case. Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition: Case-by-Case.

Approve Technical Amendments to Charter: Case-by-Case.

Opt Out of State Takeover Statutes: For.

Authorize Share Repurchase: For.

Authorize Trade in Company Stock: For.

Approve Stock Splits: Case-by-Case. Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring: Case-by-Case.

Issue Stock with or without Preemptive Rights: For.

Issue Debt Instruments: Case-by-Case.

Social Issues

Endorse the Ceres Principles (SP): Case-by-Case.

Disclose Political and PAC Gifts (SP): Case-by-Case. Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

Report on Sustainability (SP): Case-by-Case.

Miscellaneous

Approve Other Business: Against.

Approve Reincorporation: Case-by-Case.

Approve Third-Party Transactions: Case-by-Case.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of August 29, 2008, there was no person or persons who controlled any Portfolio, either through a significant ownership of shares or any other means of control.

Principal Holders

As of August 29, 2008, the following shareholders were known by the Fund to own of record more than 5% of the outstanding shares of a class of a Portfolio:

Portfolio and Class	Shareholder Name and Address	Percent of Class
Capital Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	94.62%

Capital Portfolio-Class 1	First Great West Life 6201 Powers Ferry Road, NW Atlanta, GA 03009	5.38%

Capital Portfolio-Class 2	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64121	90.93%

Capital Portfolio-Class 2	Kansas City Life Insurance Company 2001 Universal Life P.O. Box 219139 Kansas City, MO 64121	6.01%

Portfolio and Class	Shareholder Name and Address	Percent of Class
Cash Management Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	96.97%

Common Stock Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	95.72%

Communications and Information Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	96.65%

Communications and Information Portfolio-Class 2	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64111	30.11%

Communications and Information Portfolio-Class 2	Jefferson National Life Insurance 9920 Corporate Campus Drive Suite 1000 Louisville, KY 40223	19.15%

Communications and Information Portfolio-Class 2	The Union Central Life Insurance Company 1876 Waycross Road Cincinnati, OH 45240	16.13%

Communications and Information Portfolio-Class 2	First Variable Life Insurance P.O. Box 830765 Birmingham, AL 35283	8.86%

Communications and Information Portfolio-Class 2	AMERITAS Life Inc 1876 Waycross Road Cincinnati, OH 45240	10.96%

Communications and Information Portfolio-Class 2	First Great West Life 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	12.09%

Global Technology Portfolio-Class 1	Canada Life Assurance Co. Securities Accounting 330 University Ave., FL SP-12 Toronto, Ontario MG5 1R8	50.29%

Global Technology Portfolio-Class 1	Allianz Life 5701 Golden Hills Dr. P.O. Box 1117 Minneapolis, MN 55440	44.89%

Global Technology Portfolio-Class 2	Jefferson National Life Insurance 9920 Corporate Campus Drive Suite 1000 Louisville, KY 40223	93.21%

International Growth Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	95.84%

Investment Grade Fixed Income Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	99.43%

Portfolio and Class	Shareholder Name and Address	Percent of Class
Large-Cap Value Portfolio-Class 1	Canada Life Insurance Company of America 6201 Powers Ferry Road, NW Atlanta, GA 03009	92.99%

Smaller-Cap Value Portfolio-Class 1	Merrill Lynch Insurance Group Services 4804 Deer Lake Dr. E., Bldg. 3 – 4th Floor Jacksonville, FL 32246	11.08%

Smaller-Cap Value Portfolio-Class 1	Allianz Life 5701 Golden Hills Dr. PO Box 1117 Minneapolis, MN 55440	85.64%

Smaller-Cap Value Portfolio-Class 2	The Union Central Life Insurance Company 1876 Waycross Road Cincinnati, OH 45240	72.46%

Smaller-Cap Value Portfolio-Class 2	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64111	8.66%

Management Ownership

As of August 29, 2008, the directors or officers did not own any Class 1 or Class 2 shares of any Portfolio. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the directors and officers.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund’s Board of Directors, Seligman is responsible for the investment of the assets of each Portfolio of the Fund, with the assistance of Wellington Management in respect of the Subadvised Portfolio, and administers its business and other affairs pursuant to management agreements in accordance with the 1940 Act. As of the date of this SAI, Seligman also served as investment manager to twenty-one other US registered investment companies which, together with the Fund, make up the “Seligman Group of Funds.” Other than the subadvisory agreement with Wellington Management (which is discussed below), there are no other management-related service contracts under which services are or may be provided to the Portfolios of the Fund. No person or persons, other than the directors, officers or employees of Seligman or Wellington Management, or the Fund, regularly advise the Fund with respect to the Portfolios’ investments or investments by Wellington Management on behalf of the Subadvised Portfolio as discussed below.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and Seligman are provided under their principal business occupations.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets. For the year ended December 31, 2007, the percentages were as follows:

Portfolio	Management Fee Rate (as a % of average daily net assets)
Seligman Capital Portfolio	0.40%
Seligman Cash Management Portfolio	0.40%
Seligman Common Stock Portfolio	0.40%
Seligman Communications and Information Portfolio	0.75%
Seligman Global Technology Portfolio	1.00% on first $2 billion; 0.95% on next $2 billion; 0.90% thereafter
Seligman International Growth Portfolio	1.00% on first $50 million; 0.95% on next $1 billion; 0.90% thereafter
Seligman Investment Grade Fixed Income Portfolio	0.40%
Seligman Large-Cap Value Portfolio	0.80% on first $500 million; 0.70% on next $500 million; 0.60% thereafter
Seligman Smaller-Cap Value Portfolio	1.00% on first $500 million; 0.90% on next $500 million; 0.80% thereafter

With respect to Seligman Cash Management Portfolio, Seligman Global Technology Portfolio and Seligman Investment Grade Fixed Income Portfolio, Seligman has voluntarily agreed to waive its management fee and/or reimburse those Portfolios’ expenses to the extent that their “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed the expense caps indicated below. With respect to Seligman International Growth Portfolio and Seligman Large-Cap Value Portfolio, Seligman has contractually undertaken to waive its management fee and/or reimburse expenses to the extent the Portfolios’ “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed the expense caps indicated below. This undertaking will remain in effect at least until April 30, 2009 (2010, in the case of Seligman Large-Cap Value Portfolio).

Name of Portfolio	Expense Cap (% per annum of the Portfolio’s average daily net assets)
Seligman Cash Management Portfolio	0.30%
Seligman Global Technology Portfolio	0.90
Seligman International Growth Portfolio	1.00
Seligman Investment Grade Fixed Income Portfolio	0.45
Seligman Large-Cap Value Portfolio	0.62

The following table indicates the management fees paid and the amount of management fee waivers/expense reimbursements by Seligman for the years ended December 31, 2007, 2006 and 2005.

	2007		2006		2005
Portfolio	Fee	Waiver/ Reimbursement	Fee	Waiver/ Reimbursement	Fee	Waiver/ Reimbursement
Seligman Capital Portfolio	$44,328	$—	$48,784	$—	$55,303	$—
Seligman Cash Management Portfolio	43,269	13,801	53,225	1,284	44,503	2,861
Seligman Common Stock Portfolio	28,080	—	30,887	—	37,592	—
Seligman Communications and Information Portfolio	430,167	—	436,632	—	460,159	—
Seligman Global Technology Portfolio	85,706	97,403	88,392	58,789	87,304	51,263
Seligman International Growth Portfolio	42,745	86,100	40,134	77,953	35,756	109,119
Seligman Investment Grade Fixed Income Portfolio	7,934	32,224	9,445	36,099	13,372	28,416
Seligman Large-Cap Value Portfolio	34,194	—	37,894	—	42,772	—
Seligman Smaller-Cap Value Portfolio	2,203,083	—	2,279,238	—	2,584,715	—

Under the management agreements with respect to the Portfolios, other than the Subadvised Portfolio (the “Portfolio’s Management Agreement”), as well as the management agreement with respect to the Subadvised Portfolio (the “New Management Agreement,” together with the Portfolio’s Management Agreement, are collectively referred to as the “Management Agreements”) and subject to the control of the Board of Directors, Seligman manages each of the Portfolios of the Fund and administers the Fund’s business and other affairs. Under the Portfolios Management Agreements, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectuses and the requirements of the 1940 Act and other applicable law.

Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of the Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolio with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolio, making purchases and sales of securities on behalf of the Subadvised Portfolio and determining how voting and other rights with respect to securities of the Subadvised Portfolio shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to the Subadvised Portfolio, they shall be provided by Seligman or by such other firm as may be selected by the Subadvised Portfolio and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and such executive and other personnel as shall be necessary for the operations of the Fund’s Portfolios. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund.

The Management Agreements provide that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing their duties under the Management Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Management Agreements.

The Fund pays all its expenses other than those assumed by Seligman, including shareholder servicing and distribution (“12b-1”) fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses, such as litigation expenses. The Fund’s expenses are allocated among the Portfolios in a manner determined by the Directors to be fair and equitable.

The Management Agreement with respect to Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio was initially approved by the Board of Directors on September 30, 1988 and by shareholders at a Special Meeting held on December 16, 1988. The Management Agreement with respect to Seligman Communications and Information Portfolio was initially approved by the Board of Directors on July 21, 1994. The Management Agreement with respect to Seligman Global Technology Portfolio was initially approved by the Board of Directors on March 21, 1996. The Management Agreement with respect to Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio was initially approved by the Board of Directors on March 19, 1998 and by the sole shareholder of each Portfolio on April 30, 1998. The New Management Agreement with respect to Seligman International Growth Portfolio was initially approved by the Board of Directors on December 5, 2003 and by shareholders at a Special Meeting held on December 4, 2003. The Management Agreements will continue in effect until December 31 of each year, with respect to each Portfolio if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the

Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreements may be terminated at any time with respect to any or all Portfolios, by the Fund, without penalty, on 60 days written notice to Seligman. Seligman may terminate the Management Agreements at any time upon 60 days written notice to the Fund. The Management Agreements will terminate automatically in the event of their assignment. The Fund has agreed to change its name upon termination of the Management Agreements if continued use of the name would cause confusion in the context of Seligman’s business.

Subadvisory Arrangement

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Portfolio. Seligman manages the Subadvised Portfolio and Wellington Management is subject to Seligman’s supervision. The arrangement was initially approved by the Board of Directors of the Fund in respect of the Subadvised Portfolio on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolio at a Special Meeting of Shareholders held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the “Subadvisory Agreement”), in respect of the Subadvised Portfolio, between Seligman and Wellington Management. The new management and subadvisory agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Portfolio were managed pursuant to interim agreements in accordance with the 1940 Act, as amended, that were substantially similar to the agreements approved at the Special Meeting of shareholders held on December 4, 2003.

The fees payable by the Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by Seligman (not by the Subadvised Portfolio), and the fees payable by the Subadvised Portfolio to Seligman were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for the Subadvised Portfolio.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Subadvised Portfolio.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes Seligman and the Subadvised Portfolio with such investment advice, research and assistance as Seligman or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolio’s overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management’s responsibilities extend to the Subadvised Portfolio’s assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Fund, the Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Subadvised Portfolio.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of the Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:

Subadvised Portfolio	Subadvisory Fee as a Percentage of Average Daily Net Assets
Seligman International Growth Portfolio
- up to $50 million	0.45%
- over $50 million	0.40%

This fee is paid by Seligman and does not affect the fee paid by the Subadvised Portfolio to Seligman pursuant to the New Management Agreement.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Subadvised Portfolio’s investments.

Termination. The Subadvisory Agreement will continue in effect from year to year if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Subadvised Portfolio, without payment of penalty, by the Fund on 60 days’ written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolio, as defined by the 1940 Act. The Subadvisory Agreement also provides that it may also be terminated, with respect to the Subadvised Portfolio, by Wellington Management or Seligman at any time upon not less than 60 days’ written notice to the other and to the Fund. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Subadvised Portfolio, and upon termination of the New Management Agreement in respect of the Subadvised Portfolio.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, located at 100 Park Avenue, New York, New York 10017, acts a general distributor of the shares of the Portfolios and of each of the mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Pursuant to Management Agreements between the Fund and Seligman in respect of the Portfolios and subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund’s Portfolios, including making purchases and sales of portfolio securities consistent with each Portfolio’s (other than the Subadvised Portfolio) investment objectives and policies, and administers the Fund’s business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors and/or officers of the Fund who are employees or consultants of Seligman, except as otherwise provided by Wellington Management.

Service Agreements

Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, or Wellington Management, regularly advise the Fund’s Portfolios or Subadvised Portfolio, as the case may be, with respect to the Portfolios’ investments.

Rule 12b-1 Plan

Each Portfolio has adopted a Shareholder Servicing and Distribution Plan (“12b-1 Plan”) with respect to each Portfolio’s Class 2 shares in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to Seligman Advisors, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to Seligman and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios, (6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. Additionally, Seligman Advisors may also use this fee to make payments to administrators or their affiliates for similar services provided to Qualified Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to owners. No fees payable pursuant to the Rule 12b-1 Plan are retained by Seligman Advisors. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio to Seligman Advisors in respect of Class 2 shares for the year ended December 31, 2007 and such amounts stated as a percentage of the Portfolios’ Class 2 shares’ average daily net assets, are as follows:

Portfolio*	Total Fees Paid	% of Average Net Assets
Seligman Capital Portfolio	$13,018	0.25%
Seligman Communications and Information Portfolio	42,312	0.25
Seligman Global Technology Portfolio	3,649	0.15
Seligman Smaller-Cap Value Portfolio	82,767	0.19

*	There were no Class 2 shares issued or outstanding during the year ended December 31, 2007 with respect to the other Portfolios of the Fund; Class 2 shares of Seligman Large-Cap Value Portfolio are a newly offered Class.

Seligman, in its sole discretion, may also make similar payments to Seligman Advisors, participating insurance companies or Plan administrators from its own resources, which may include the management fee that Seligman receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by Seligman Advisors in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above.

The 12b-1 Plan with respect to the Class 2 shares of each Portfolio was initially approved on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (“Qualified Directors”). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Seligman Advisors without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

Portfolio Managers

Other Accounts Managed by Portfolio Managers, and Compensation. For purposes of this discussion, each member of a Portfolio’s portfolio team is referred to as a “portfolio manager”. Set forth below, by Portfolio, for each portfolio manager is: (i) a Table A which identifies the number of accounts managed (other than the Portfolio managed by the particular portfolio manager) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles and other accounts; (ii) a separate Table B, as applicable, which identifies only those accounts that have an advisory fee based on the performance of the account; and (iii) an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Unless noted otherwise, all information is provided as of December 31, 2007. For purposes of the tables, each series or portfolio of a registered investment company is treated as a separate registered investment company.

To reduce the amount of time that Seligman’s portfolio managers dedicate to marketing efforts and client services, its investment teams have experienced product managers that act as the primary liaisons between Seligman Advisors’ marketing department and that investment team. Although Seligman Advisors has an experienced product manager in respect of the Subadvised Portfolio, Wellington’s portfolio managers do not provide any significant marketing support to Seligman Advisors in respect of the Subadvised Portfolio.

Seligman Capital Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erik J. Voss	7 Other Registered Investment Companies with approximately $3.66 billion in net assets under management.	0 Other Pooled Investment Vehicles.	20 Other Accounts with approximately $245.8 million in total assets under management.

Table B not applicable; Mr. Voss does not manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two other Seligman investment companies (one of which is managed similarly to Seligman Capital Portfolio) for which Mr. Voss serves as portfolio manager (the “Voss Funds”) as compared to the funds constituting the Lipper averages that include the Voss Funds.

Seligman Common Stock Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

John B. Cunningham	8 Other Registered Investment Companies with approximately $2.69 billion in net assets under management.	0 Other Pooled Investment Vehicles.	11 Other Accounts with approximately $1.04 million in total assets under management.

Erik J. Voss	7 Other Registered Investment Companies with approximately $3.7 billion in net assets under management.	0 Other Pooled Investment Vehicles.	20 Other Accounts with approximately $245.8 million in total assets under management.

Table B is not applicable; neither Messrs. Cunningham nor Voss manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

For the year ended December 31, 2007, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of Seligman, Mr. Cunningham received a fixed base salary and a bonus. The amount of Mr. Cunningham’s bonus was based on (i) a guaranteed minimum amount and (ii) a performance component based on the weighted average pre-tax investment performance of three investment companies (one of which is managed similarly to Seligman Common Stock Portfolio) for which Mr. Cunningham serves as portfolio manager as compared with the funds constituting the Lipper Large-Cap Core Funds Average for the three-year period ending December 31, 2007.

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of the Voss Funds as compared to the funds constituting the Lipper averages that include the Voss Funds.

Seligman Communications and Information Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul H. Wick	4 Other Registered Investment Companies with approximately $4.5 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	5 Other Accounts with approximately $269.2 million in total assets under management.

Richard M. Parower	4 Other Registered Investment Companies with approximately $4.5 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	5 Other Accounts with approximately $266.7 million in total assets under management.

Reema D. Shah	4 Other Registered Investment Companies with approximately $4.5 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $_1.8 billion in net assets under management.	6 Other Accounts with approximately $266.2 million in total assets under management.

Sangeeth Peruri	1 Other Registered Investment Company with approximately $4.1 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $2.0 billion in net assets under management.	9 Other Accounts with approximately $206.2 million in total assets under management.

Ajay Diwan	4 Other Registered Investment Companies with approximately $4.5 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	7 Other Accounts with approximately $271.7 million in total assets under management.

Seligman Communications and Information Portfolio:

Table B

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul H. Wick	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Richard M. Parower	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Reema D. Shah	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Sangeeth Peruri	0 Other Registered Investment Companies.	3 Other Pooled Investment Vehicles with approximately $1.9 billion in net assets under management.	2 Other Accounts with approximately $205.0 million in total assets under management.

Ajay Diwan	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Compensation:

As compensation for their responsibilities, each of Messrs. Wick, Diwan, Parower and Peruri and Ms. Shah received a base salary and bonus for the year ended December 31, 2007.

The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered pooled investment vehicles.

The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager’s services. Mr. Wick reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman’s Technology Group.

Seligman Global Technology Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	4 Other Registered Investment Companies with approximately $4.6 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	5 Other Accounts with approximately $269.2 in total assets under management.

Paul H. Wick	4 Other Registered Investment Companies with approximately $4.6 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	5 Other Accounts with approximately $266.7 million in total assets under management.

Reema D. Shah	4 Other Registered Investment Companies with approximately $4.6 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	6 Other Accounts with approximately $266.2 in total assets under management.

Ajay Diwan	4 Other Registered Investment Companies with approximately $4.6 billion in net assets under management.	4 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	7 Other Accounts with approximately $271.7 million in total assets under management.

Benjamin Lu	1 Other Registered Investment Company with approximately $413 million in net assets under management.	1 Other Pooled Investment Vehicles with approximately $56.2 million in net assets under management.	1 Other Account with approximately $76 million in total assets under management.

Seligman Global Technology Portfolio:

Table B

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Paul H. Wick	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Reema D. Shah	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Ajay Diwan	0 Other Registered Investment Companies.	2 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	1 Other Account with approximately $190.3 million in total assets under management.

Benjamin Lu	0 Other Registered Investment Companies.	0 Other Pooled Accounts.	0 Other Accounts.

Compensation:

As compensation for their responsibilities, each of Messrs. Parower, Wick, Diwan and Lu and Ms. Shah received a base salary and bonus for the year ended December 31, 2007.

The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered pooled investment vehicles.

The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager’s services. Mr. Wick reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman’s Technology Group.

Seligman Large-Cap Value Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Neil T. Eigen	3 Other Registered Investment Companies with approximately $744.4 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $173.2 million in net assets under management.	1,383 Other Accounts with approximately $4.05 billion in total assets under management.

Richard S. Rosen	3 Other Registered Investment Companies with approximately $744.4 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $173.2 million in net assets under management.	1,383 Other Accounts with approximately $4.01 billion in total assets under management.

Table B is not applicable; neither Messrs. Eigen nor Rosen manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

As compensation for their responsibilities, each of Messrs. Eigen and Rosen received a base salary and bonus for the year ended December 31, 2007. For purposes of this discussion, each of the above-named individuals is referred to as a “portfolio manager.”

Bonuses are comprised of a discretionary component and a performance component based upon (i) the annual revenues generated from the accounts under management for the portfolio managers’ investment team and (ii) the weighted-average pre-tax investment performance of such accounts in the following categories versus corresponding benchmarks over a rolling three-year period (ending November 30th for mutual funds and September 30th for all other accounts) as follows:

Seligman large-cap value mutual funds	-	Lipper Large-Cap Value Funds Average
Seligman smaller-cap value mutual funds	-	Lipper Small-Cap Value Funds Average
Large-cap value institutional accounts	-	Callan Large-Cap Value Universe
Small-cap value institutional accounts	-	Callan Small-Cap Value Universe
Large-cap value wrap accounts	-	Callan Large-Cap Value Universe
Small-cap value wrap accounts	-	Callan Small-cap Value Universe

With respect to Mr. Eigen, the discretionary component was also based upon, among other factors, the competitive environment for Mr. Eigen’s services.

Seligman Smaller-Cap Value Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Neil T. Eigen	3 Other Registered Investment Companies with approximately $559.5 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $173.2 million in net assets under management.	1,383 Other Accounts with approximately $4.05 billion in total assets under management.

Richard S. Rosen	3 Other Registered Investment Companies with approximately $559.5 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $173.2 million in net assets under management.	1,383 Other Accounts with approximately $4.01 billion in total assets under management.

Table B is not applicable; neither Messrs. Eigen nor Rosen manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

With respect to the compensation to Messrs. Eigen and Rosen for management of Seligman Smaller-Cap Value Portfolio, refer to the discussion, above, under the caption, “Other Accounts Managed by Portfolio Managers, and Compensation – Seligman Large-Cap Value Portfolio – Compensation”.

Seligman International Growth Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew S. Offit	13 Other Registered Investment Companies with approximately $6.1 billion in net assets under management.	16 Other Pooled Investment Vehicles with approximately $5.6 billion in net assets under management.	21 Other Accounts with approximately $5.2 billion in total assets under management.

Jean-Marc Berteaux	13 Other Registered Investment Companies with approximately $6.1 billion in net assets under management.	14 Other Pooled Investment Vehicles with approximately $4.9 billion in net assets under management.	21 Other Accounts with approximately $5.2 billion in total assets under management.

Matthew D. Hudson	13 Other Registered Investment Companies with approximately $6.1 billion in net assets under management.	15 Other Pooled Investment Vehicles with approximately $5.6 billion in net assets under management.	21 Other Accounts with approximately $5.2 billion in total assets under management.

Seligman International Growth Portfolio:

Table B

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew S. Offit	0 Other Registered Investment Companies.	0 Other Pooled Investment Vehicles.	1 Other Account with approximately $186.9 million in total assets under management.

Jean-Marc Berteaux	0 Other Registered Investment Companies.	0 Other Pooled Investment Vehicles.	1 Other Account with approximately $186.9 million in total assets under management.

Matthew D. Hudson	0 Other Registered Investment Companies.	0 Other Pooled Investment Vehicles.	1 Other Account with approximately $186.9 million in total assets under management.

Compensation:

The Subadvised Portfolio pays Wellington Management a fee based on the assets under management of the Subadvised Portfolio as set forth in the Subadvisory Agreement between Wellington Management and Seligman on behalf of the Subadvised Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Subadvised Portfolio. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Subadvised Portfolio managers who are primarily responsible for the day-to-day management of the Subadvised Portfolio (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of Wellington Management. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by their experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of Wellington Management. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Subadvised Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Subadvised Portfolio is linked to the gross pre-tax performance of the Subadvised Portfolio managed by the Investment Professional compared to the MSCI EAFE Growth Index (prior to March 1, 2006, the MSCI EAFE Index) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula as a partner of the firm. Messrs. Berteaux and Offit are partners of Wellington Management.

Seligman Investment Grade Fixed Income Portfolio:

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Francis L. Mustaro	5 Other Registered Investment Companies with approximately $347.7 million in net assets under management.	1 Other Pooled Investment Vehicle with approximately $1.2 million in net assets under management.	17 Other Accounts with approximately $309.7 million in total assets under management.

Table B not applicable; Mr. Mustaro does not manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Mustaro received a base salary and a discretionary bonus. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Mustaro’s responsibilities as portfolio manager and Investment Grade Team Leader. The factors include, among other things, the investment performance of the Seligman mutual funds managed by Mr. Mustaro (including the Fund) as compared with these funds’ respective Lipper averages, primarily for the year 2007, but also for the previous year since Mr. Mustaro joined Seligman, an evaluation of Mr. Mustaro’s leadership abilities with respect to his investment team, his contributions to Seligman’s other investment teams, as well as the competitive environment to retain his services.

Material Conflicts of Interest. Set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Conflicts of Interest – Seligman:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Conflicts of Interest – Wellington Management:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Subadvised Portfolio manager’s listed in the Prospectus who are primarily responsible for the day to day management of the Subadvised Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of Seligman International Growth Portfolio. The Investment Professionals make investment decisions for each account, including the Subadvised Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Subadvised Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Subadvised Portfolio, or make investment decisions that are similar to those made for the Subadvised Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Subadvised Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Subadvised Portfolios’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Subadvised Portfolio to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Securities Ownership. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the portfolio managers.

Brokerage Allocation, Portfolio Transactions and Other Practices

Brokerage Transactions

Both Seligman and Wellington Management (with respect to the Subadvised Portfolio) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Portfolio. When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or size of positions readily obtainable or saleable.

Portfolio Transactions

Debt securities are generally traded in the over-the-counter market on a “principal basis”. Trades on the over-the-counter market are normally directed by Seligman to dealers in the over-the-counter market acting as principal in accordance with applicable law.

Brokerage commissions of each Portfolio (except Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2007, 2006 and 2005, are set forth in the following table:

	Total Brokerage Commissions Paid for Execution and Statistical Services(1)(2)
Portfolio	2007	2006	2005
Seligman Capital Portfolio	$49,328	$79,548	$87,778
Seligman Common Stock Portfolio	21,313	26,309	26,694
Seligman Communications and Information Portfolio	249,116	331,475	306,724
Seligman Global Technology Portfolio	45,754	57,337	57,007
Seligman International Growth Portfolio	24,729	17,559	21,466
Seligman Large-Cap Value Portfolio	1,977	3,033	5,065
Seligman Smaller-Cap Value Portfolio	172,691	426,084	442,205

(1)	Not including any spreads on principal transactions on a net basis.
(2)	Changes in commissions paid from year to year result from, among other things, changes in portfolio turnover.

Commissions

For the years ended December 31, 2007, 2006 and 2005, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, Wellington Management, or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Portfolio, select broker-dealers with the goal of obtaining “best execution”. Seligman and Wellington Management will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its investment products primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the investment companies of the Seligman Group of Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the investment companies in the Seligman Group of Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the year ended December 31, 2007, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:

Portfolio	Name of Regular Broker or Dealer or Parent	Value of Securities Owned at December 31, 2007
Seligman Common Stock Portfolio	Morgan Stanley Co., Inc.	$159,509

Seligman Common Stock Portfolio	Lehman Brothers Inc.	151,906

Seligman Common Stock Portfolio	Goldman Sachs & Co.	129,792

Seligman Common Stock Portfolio	JPMorgan Chase	119,601

Seligman Common Stock Portfolio	Bank of America Corporation	88,296

Seligman Common Stock Portfolio	Wachovia Securities	43,354

Seligman Common Stock Portfolio	Deutsche Bank	27,546

Seligman Investment Grade Fixed Income Portfolio	Prudential Financial Inc.	15,175

Seligman Investment Grade Fixed Income Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.	15,303

Seligman Investment Grade Fixed Income Portfolio	JPMorgan Chase	10,188

Seligman Investment Grade Fixed Income Portfolio	Bear Stearns & Co.	9,748

Seligman Investment Grade Fixed Income Portfolio	Lehman Brothers, Inc.	5,033

Seligman Large-Cap Value Portfolio	Morgan Stanley Co., Inc.	127,464

Seligman Large-Cap Value Portfolio	Prudential Financial Inc.	111,648

Seligman Large-Cap Value Portfolio	JPMorgan Chase	109,125

Seligman Large-Cap Value Portfolio	Bank of America Corporation	107,276

Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently offers nine separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund’s Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund’s Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Fund shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio’s Prospectus. A Plan’s trustees generally holds the Portfolio shares sold to a Qualified Plan. The responsibility to vote these shares varies from Plan to Plan. Generally, more detailed information regarding the voting responsibilities relating to a specific Plan’s assets can be found in the Plan’s disclosure documents. These documents should be read in conjunction with each Portfolio’s Prospectus.

The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund’s Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund’s Articles of Incorporation and By-laws, or Maryland corporate law.

Other Securities

The Fund has no authorized securities other than the above-mentioned common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Shares of the Fund’s Portfolios are only being offered to: (1) Accounts established by participating insurance companies to fund benefits of the Contracts and (2) with respect to Class 2 shares of the Communications and Information Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio’s Prospectus. Qualified Plans may invest in shares of the Communications and Information Portfolio in accordance with applicable law and their own governing documents. Beneficiaries of such Plans are encouraged to consult their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund’s Portfolios.

Offering Price

The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is the policy of Seligman Cash Management Portfolio to use its best efforts to maintain a constant per share price equal to $1.00. Instruments held by Seligman Cash Management Portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The foregoing method of valuation is permitted by Rule 2a-7 adopted by the SEC. Under this rule, Seligman Cash Management Portfolio must maintain an average-weighted portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Fund’s Directors to be of high quality with minimal credit risks. In accordance with the rule, the Directors have established procedures designed to stabilize, to the extent reasonably practicable, the price per share as computed for the purpose of sales and redemptions of Seligman Cash Management Portfolio at $1.00. Such procedures include review of the portfolio holdings by Seligman Cash Management Portfolio and determination as to whether the net asset value of Seligman Cash Management Portfolio, calculated by using available market quotations or market equivalents, deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the net asset value based upon available market quotations or market equivalents, and $1.00 per share net asset value, based on amortized cost, must be examined by the Directors. In the event that a deviation of .5 of 1% or more exists between the Portfolio’s $1.00 per share net asset value and the net asset value calculated by reference to market gestations, or if there is any deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. Any such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Generally, portfolio securities, including open short positions, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or by an independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by Seligman based on quotations provide by primary market makers in such securities. Notwithstanding these valuation methods, certain Portfolios may adjust the value of securities in accordance with procedures adopted by the Board of Directors. Since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Fund has approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security at fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Short-term holdings maturing in 60 days or less remaining to maturity are generally valued at current market quotations or amortized cost if Seligman believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued as described above for short-term obligations maturing in 60 days or less. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of the Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Purchase or redemption requests received by participating insurance companies and Qualified Plans by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) are effected at the applicable Portfolio’s net asset value per share calculated on the date such purchase or redemption requests are received.

Redemption in Kind

The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio’s Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Funds’ Portfolios to fairly determine the value of the Portfolios’ net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund’s shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the Accounts in whole or in part, by a distribution in kind from the Fund’s investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. The Fund reserves the right to make such an in-kind distribution for redemptions in excess of 15% of a Portfolio. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Accounts in converting such securities into cash. Participating Plans will also be subject to the policies and procedures set forth above.

Anti-Money Laundering

As part of the Fund’s responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Portfolio. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, the Portfolios, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of a Portfolio’s shares.

Taxation of the Fund

Each Portfolio of the Fund is qualified and intends to continue to qualify for tax treatment as a “regulated investment company” under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund’s Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund’s Portfolios will be treated as a separate entity. Dividends on Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund’s Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.

Due to differences in tax treatment and other considerations, the interests of various Contract owners participating in a Portfolio and the interests of Plans investing in that Portfolio may conflict. The Fund’s Board of Directors will monitor for the existence of any material conflicts of interest and determine what action, if any, should be taken.

At December 31, 2007, the Portfolios listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. These amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Portfolios listed below until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Portfolio will be able to utilize all of its capital loss carryforwards before they expire. These net capital loss carryforwards expire in various fiscal years and amounts, as follows:

Portfolio	Fiscal Year	Amount
Seligman Capital Portfolio	2010	$6,090,930

	Total	$6,090,930

Seligman Common Stock Portfolio	2010	$520,011
	2011	366,561

	Total	$886,572

Seligman Communications and Information Portfolio	2010	$7,829,523
	2011	5,578,202

	Total	$13,407,725

Seligman Global Technology Portfolio	2009	$4,220,678
	2010	4,941,506
	2011	108,762

	Total	$9,270,946

Seligman International Growth Portfolio	2010	$481,074

	Total	$481,074

Seligman Investment Grade Fixed Income Portfolio	2012	$1,136
	2013	65,533
	2014	75,090

	Total	$141,759

Seligman Large-Cap Value Portfolio	2011	$56,757

	Total	$56,757

During the year ended December 31, 2007, the Portfolios listed below utilized previous years’ capital loss carryforwards to offset the current year’s net realized capital gains, as follows:

Portfolio	Loss Carryforwards Utilized
Seligman Capital Portfolio	$2,268,040
Seligman Common Stock Portfolio	743,577
Seligman Communications and Information Portfolio	10,929,731
Seligman Global Technology Portfolio	1,618,770
Seligman International Growth Portfolio	1,050,077
Seligman Investment Grade Fixed Income Portfolio	8,450
Seligman Large-Cap Value Portfolio	427,789

Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution and Shareholder Servicing Agreement, dated March 16, 2000, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Portfolios. Seligman Advisors accepts orders for the purchase of Portfolio shares, which are offered continuously.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal year ended December 31, 2007.

Other Payments

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors’ promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with Seligman Data Corp. (“SDC”), service agent for the Seligman Funds, other than the Fund, and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses for those other Seligman Funds. The Fund’s transfer agent does not make these payments.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders and/or Contract Owners should consult their Financial Intermediaries for further information.

Calculation of Yield and Performance Data

Total return and yield figures are based on each Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC. From time to time, Seligman has waived its fees and/or reimbursed expenses. Absent such waivers/reimbursements, returns would have been lower. To the extent still applicable and not contractually undertaken, such waivers/reimbursements can be discontinued at any time.

The average annual total returns for each Portfolio are computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant periods. It is then assumed that at the end of the periods presented, the entire amount is redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for each Portfolio is computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant period. It is then assumed that at the end of the period presented, the entire amount is redeemed. The cumulative total return is then calculated by calculating the total value of the investment at the end of the period and dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The annualized yield quotations in respect of Seligman Investment Grade Fixed Income Portfolio are computed by dividing the Portfolio’s net investment income per share earned during the 30-day period by the offering price per share on the last day of the period. Income is computed by totaling the dividends and interest earned on all portfolio investments during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The annualized yield for the 30-day period ended December 31, 2007 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 4.06%. The average number of Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 221,128, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

There were no Class 2 shares of Seligman Investment Grade Fixed Income Portfolio outstanding during the year ended December 31, 2007, so no yield data is presented.

Seligman reimbursed certain expenses for certain of the Portfolios during the year ended December 31, 2007. Without these reimbursements, yields and total returns would have been lower and the annualized yield for the 30-day period ended December 31, 2007 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio would have been 1.60%.

The average annual total returns for each of the Portfolio’s Class 1 shares (except Seligman Cash Management Portfolio) for the one-, five- and ten-year periods ended December 31, 2007 (or for the respective shorter periods a Portfolio has been in operation) and their corresponding cumulative total returns for the ten-year periods ended December 31, 2007 or, if shorter, since inception, are presented below.

Portfolio/Class 1	Inception Date (if less than 10 years)	10-Year (or Since Inception) Cumulative Total Returns	Average Annual Total Returns
			One Year	Five Years	Ten Years
Seligman Capital Portfolio		135.17%	16.48%	15.49%	8.93%
Seligman Common Stock Portfolio		34.20	(1.60)	10.80	2.98
Seligman Communications and Information Portfolio		166.21	15.37	19.55	10.29
Seligman Global Technology Portfolio		153.41	15.45	15.81	9.74
Seligman International Growth Portfolio		64.64	22.67	21.38	5.11
Seligman Investment Grade Fixed Income Portfolio		56.50	5.59	3.44	4.57
Seligman Large-Cap Value Portfolio	5/01/98	63.15	9.43	16.44	5.19	*
Seligman Smaller-Cap Value Portfolio	5/01/98	240.37	4.14	16.87	13.50	*

*	Since inception.

Presented below are the average annual total returns for each of the Class 2 shares of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio for the one- and five-year periods ended December 31, 2007 and the period from the commencement of offering of Class 2 shares through December 31, 2007 and the cumulative total returns for Class 2 shares of each Portfolio since inception. There were no Class 2 shares outstanding during the periods shown with respect to the other Portfolios of the Fund, so no performance data is presented. Class 2 shares of Seligman Large-Cap Value Portfolio are a newly offered Class.

Portfolio/Class 2	Inception Date	Cumulative Total Returns Since Inception	Average Annual Total Returns
			One Year	Five Years	Since Inception
Seligman Capital Portfolio	8/30/00	(11.48)%	16.25%	15.20%	(1.65)%
Seligman Communications and Information Portfolio	5/01/00	(10.15)	15.11	19.25	(1.39)
Seligman Global Technology Portfolio	5/01/00	(25.84)	15.29	15.65	(3.82)
Seligman Smaller-Cap Value Portfolio	5/01/01	120.92	3.96	16.62	12.62

The average annual and cumulative total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual and cumulative total returns.

The current yield of Seligman Cash Management Portfolio is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.

The following are examples of the yield calculations for Class 1 shares of Seligman Cash Management Portfolio for the seven-day period ended December 31, 2007. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield. There were no Class 2 shares of Seligman Cash Management Portfolio outstanding during the period shown, so no yield data is presented.

Seligman Cash Management Portfolio - Class 1 shares
Total dividends per share from net investment income (seven days ended December 31, 2007)	$0.000695
Annualized (365 days basis)	0.036239
Average net asset value per share	1.000
Annualized historical net yield (seven days ended December 31, 2007)*	3.62%
Effective yield (seven days ended December 31, 2007)**	3.69%
Weighted average life to maturity of investments was 27 days at December 31, 2007.

*	This represents the annualized average net investment income for the seven days ended December 31, 2007.
**	Annualized average of net investment income for the same period with dividends reinvested.

Financial Statements

The Annual Report to Shareholders for the year ended December 31, 2007 for the Fund’s Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2007, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Deloitte & Touche LLP (“Deloitte & Touche”), Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Fund’s 2006 Annual Report to Shareholders, which was audited by Ernst & Young LLP (“Ernst & Young”), the Fund’s former Independent Registered Public Accounting Firm, and the unaudited financial statements and notes included in the Fund’s Mid-Year Report dated June 30, 2008, are also incorporated herein by reference. The Annual Report and Mid-Year Report will be furnished without charge to investors who request copies of this SAI.

General Information

Custodians. With the exception of each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of certain of the Fund’s Portfolios.

JP Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

On July 18, 2007, Ernst & Young resigned as the Fund’s independent registered public accounting firm.

The reports of Ernst & Young on the Fund’s financial statements as of and for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding such resignation, (a) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference thereto in their reports on the Fund’s financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Fund has furnished a copy of the above disclosure to Ernst & Young and in response to the Fund’s request Ernst & Young has furnished the Fund with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated August 28, 2007 is attached as Exhibit 77Q1(f) to the Fund’s Form N-SAR filed on August 28, 2007.

On July 18, 2007, Deloitte & Touche was appointed by the Fund’s Audit Committee as the Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the 2007 fiscal year, and on July 19,

2007, the selection of Deloitte & Touche as the Fund’s independent registered public accounting firm for the 2007 fiscal year was approved by the Fund’s Board of Directors, including a majority of Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act.

During the Fund’s fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding Deloitte & Touche’s appointment, neither the Fund nor anyone on behalf of the Fund consulted with Deloitte & Touche on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Deloitte & Touche concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.

(a)	Articles of Incorporation.

(1)	Articles Supplementary in respect of Seligman Smaller-Cap Value Portfolio filed December 17, 2004, effective January 1, 2005. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed on April 29, 2005.)

(2)	Articles of Amendment to the Articles of Amendment and Restatement in respect of Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio) filed April 24, 2003. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 16, 2004.)

(3)	Form of Articles of Amendment and Restatement of Articles of Incorporation. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(4)	Articles Supplementary in respect of Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 1999.)

(5)	Articles Supplementary in respect of Class 2 shares of the Portfolios. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(6)	Articles of Amendment dated April 24, 2002, in respect of Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on April 30, 2002.)

(b)	Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed on April 24, 2006).

(c)	Not applicable.

(d)	Investment Management Agreements.

(1)	Subadvisory Agreement dated December 5, 2003 between the Registrant, J. & W. Seligman & Co. Incorporated and Wellington Management Company LLP, in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on February 17, 2004.)

(2)	Management Agreement dated December 5, 2003 between the Registrant and J. & W Seligman & Co. Incorporated in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on February 17, 2004.)

(3)	Form of Management Agreement in respect of Seligman Global Technology Portfolio (formerly, Seligman Henderson Global Technology Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on February 15, 1996.)

(4)	Management Agreement in respect of Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on March 30, 1995.)

(5)	Management Agreement in respect of Seligman International Growth Portfolio (formerly, Seligman Henderson International Portfolio; and also formerly, Seligman Henderson Global Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on March 31, 1995.)

PART C. OTHER INFORMATION (continued)

(6)	Management Agreement in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio, and also formerly, Seligman Fixed-Income Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on March 31, 1995.)

(7)	Management Agreement in respect of Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio (formerly Seligman Small-Cap Value Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(8)	*Form of Waiver/Reimbursement Agreement.

(e)	Distribution and Shareholder Servicing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(f)	Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Registrant’s Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811- 21365) filed on July 9, 2003.)

(g)	Custodian Agreements.

(1)	Form of Custodian Agreement in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(2)	Form of First Amendment to Custodian Agreement in respect of Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(3)	Form of Recordkeeping Agreement in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(4)	Second Amendment to Recordkeeping Agreement in respect of Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on May 2, 1996.)

(5)	Custodian Agreement between Registrant and Morgan Stanley Trust Company in respect of the International Portfolios. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed on November 1, 1996.)

(6)	Form of Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on April 29, 2008.)

(h)	Other Material Contracts.

(1)	Form of Buy/Sell Agreement between Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Post-Effective Amendment No. 22 filed on April 28, 1998.)

(2)	Form of Participation Agreement. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(3)	Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

PART C. OTHER INFORMATION (continued)

(4)	First Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(5)	Second Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(6)	Fourth Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed May 2, 1996.)

(7)	Form of Promotional Agent Distribution Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(8)	Form of Selling Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(i)	Opinion and Consent of Counsel.

(1)	Opinion and Consent of Counsel with respect to Class 2 shares of the Portfolios. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(2)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio), Seligman Capital Portfolio, Seligman Cash Management Portfolio, and Seligman Common Stock Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No 25 filed on April 28, 1999.)

(3)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on April 29, 1994.)

(4)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on September 30, 1994.)

(5)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on May 1, 1996.)

(6)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on June 1, 1998.)

(j)	*Consent of Independent Registered Public Accounting Firm of Deloitte & Touche LLP.

(j)(1)	Consent of Independent Registered Public Accounting Firm of Ernst & Young LLP. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on April 29, 2008.)

(k)	Not applicable.

PART C. OTHER INFORMATION (continued)

(l)	Initial Capital Agreements.

(1)	Form of Investment Letter of the Registrant on behalf of the Class 2 shares of the Portfolios. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(2)	Form of Investment Letter on behalf of Registrant’s Seligman Large-Cap Value Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 1999.)

(3)	Form of Investment Letter on behalf of Registrant’s Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 1999.)

(4)	Form of Purchase Agreement on behalf of Registrant’s Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(5)	Investment Letter on behalf of Registrant’s Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(6)	Investment Letter on behalf of Registrant’s Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on May 2, 1996.)

(m)	Rule 12b-1 Plan.

(1)	Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 with respect to Class 2 shares of the Portfolios. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(2)	Form of Shareholder Servicing Agreement with respect to Class 2 shares of the Portfolios between Seligman Advisors, Inc. and Participating Insurance Companies. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(n)	Plan of Multiple Classes of Shares (two Classes) pursuant to Rule 18f-3. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 28, 2000.)

(p)	Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates, as amended. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(p)(1)	Code of Ethics of Wellington Management Company, LLP. (Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 41 to the Registration Statement of Seligman Global Fund Series, Inc. filed on February 28, 2007.)

(Other Exhibits)

(a) Power of Attorney for Dr. Maureen Fonseca. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on April 29, 2008.)

(b) Power of Attorney for John F. Maher. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed on April 27, 2007.)

(c) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on April 27, 2001).

(d) Powers of Attorney for John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, and Brian T. Zino. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on April 17, 1997.)

PART C. OTHER INFORMATION (continued)

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Reference is made to the provisions of Article Eleventh of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed on April 28, 1998 and Article X of Registrant’s Amended and Restated By-laws filed as Exhibit Item 23(b) of Post-Effective Amendment No. 36 filed on April 24, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation, (“Seligman”), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors for at least the last two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 46 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2008.

Wellington Management Company, LLP (“Wellington Management”) is the subadviser for Seligman International Growth Portfolio, and is an investment adviser registered under the Advisers Act. In respect of this Item 26, during the past two fiscal years, none of the officers or directors of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.	Principal Underwriters.

(a)	The names of each investment company (other than the Registrant) for which the Registrant’s principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Asset Allocation Series, Inc. (formerly, Seligman Time Horizon/Harvester Series, Inc.), Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Inc., Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Inc., Seligman TargetHorizon ETF Portfolios, Inc., and Seligman Value Fund Series, Inc.

PART C. OTHER INFORMATION (continued)

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20:

Seligman Advisors, Inc.

As of September 24, 2008

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None
Thomas G. Moles*	Director	None
Paul H. Wick*	Director	None
Jonathan G. Evans*	Managing Director, Regional Sales	None
Bruce M. Tuckey*	Managing Director, Regional Sales	None
Andrew S. Veasy*	Managing Director, Regional Sales	None
Peter Quinn*	Managing Director, National Sales	None
Michelle L. Rappa*	Managing Director, Director of Marketing	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Steven O’Brien*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Regional Sales	None
John Feneck*	Senior Vice President, Regional Sales	None
Arthur A. Condron*	Senior Vice President, Offshore Sales and Administration	None
Emily H. Calcagno*	Senior Vice President, Relationship Management	None
Jeffrey S. Dean*	Senior Vice President, Director of Operations and Business Planning Director	None
Mike Hogan*	Senior Vice President, Division Sales Director	None
Thomas P. Parnell*	Senior Vice President, Regional Sales	None
Daniel R. Molloy*	Senior Vice President, Regional Retirement Plans Manager	None
Jeffery C. Pleet*	Senior Vice President, Regional Retirement Plans Manager	None
Judith L. Lyon*	Senior Vice President, Regional Sales	None
Gary A. Terpening*	Senior Vice President, Product Management	None
Matthew K. Scott*	Senior Vice President, Regional Retirement Plans Manager	None
Brian C. Lighty*	Senior Vice President, Regional Retirement Plans Manager	None
Nicole C. Grogan*	Senior Vice President, Manager, Sales Administration & Planning, Managed Money	None
Peter J. Campagna*	Senior Vice President, Managed Products	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of September 24, 2008

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Matthew Witschel*	Senior Vice President, Manager of Internal Sales	None
Matthew Saunders*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of Retirement Plans	None
William A. DeSanto*	Senior Vice President, Director of Product Management	None
Karin Billias*	Vice President, Retirement Marketing	None
Marco F. Acosta*	Vice President, Product Manager	None
Robert T. Maloney*	Vice President, Relationship Manager	None
Michael E. Swinarski*	Vice President, Relationship Manager	None
Kurt Stam*	Vice President, Product Manager	None
Chad Harding*	Vice President, Regional Sales	None
Lisa M. MacDonald*	Vice President, Sales Administration & Planning	None
Bret L. Solnoki*	Vice President, Sub-Advisory	None
Paul B. Goucher*	Director, Corporate Secretary and Chief Compliance Officer	Secretary
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph D’Alessandro*	Assistant Corporate Secretary	Assistant Secretary
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and Treasurer
Brian R. Nash*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer, Consultant	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Sandra Floris*	Assistant Vice President, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Elaine Rummo*	Assistant Vice President, Retirement Consultant Desk Manager	None
Mike Lynn*	Assistant Vice President, Regional Sales	None
Mike Stoppiello*	Assistant Vice President, Regional Sales	None
George Kounalakis*	Assistant Vice President, Regional Sales	None
Oscar Lagos*	Assistant Vice President, Business Sales Development	None

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)	Not Applicable.

PART C. OTHER INFORMATION (continued)

Item 28.	Location of Accounts and Records. All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder will be maintained by the following: (1) Custodian for Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio and Seligman Investment Grade Fixed Income Portfolio, and Record keeping Agent for all Portfolios: State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105; (2) Custodian for Seligman Global Technology Portfolio and Seligman International Growth Portfolio: J.P. Morgan Chase & Co., One Pierrepont Plaza, Brooklyn, New York 11201; and (3) Transfer, Redemption and Other Shareholder Account Services for all Portfolios: State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

Item 29.	Management Services. Not applicable.

Item 30.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of September, 2008.

SELIGMAN PORTFOLIOS, INC.

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 has been signed below by the following persons, in the capacities indicated on September 26th, 2008.

Signature	Title

/s/ Brian T. Zino	Director, President and Chief Executive Officer
Brian T. Zino	(Principal Executive Officer)

/s/ William C. Morris	Chairman of the Board and Director
William C. Morris

/s/ Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)
Lawrence P. Vogel

Dr. Maureen Fonseca, Director	)
John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)
Betsy S. Michel, Director	)
Leroy C. Richie, Director	)	/s/ Brian T. Zino
Robert L. Shafer, Director	)	Brian T. Zino, Attorney-In-fact
James N. Whitson, Director	)

SELIGMAN PORTFOLIOS, INC.

Post-Effective Amendment No. 40 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description
Item 23(d)(8)	Form of Waiver/Reimbursement Agreement with respect to Seligman Large-Cap Value Portfolio.

Item 23(j)	Consent of Independent Registered Public Accounting Firm.